Exhibit 10.5

INTERCREDITOR AGREEMENT

dated as of

October 9, 2008,

among

NEXTWAVE WIRELESS LLC
as Issuer and Guarantor

NEXTWAVE WIRELESS INC.
as Issuer and Guarantor

THE GUARANTORS
from time to time party hereto,

THE NOTE HOLDERS
from time to time party hereto,

THE BANK OF NEW YORK MELLON
as First Lien Collateral Agent

THE BANK OF NEW YORK MELLON
as Second Lien Collateral Agent

THE BANK OF NEW YORK MELLON
as Third Lien Collateral Agent

THIS IS THE INTERCREDITOR AGREEMENT REFERRED TO IN (A) THE SECOND LIEN PLEDGE AND SECURITY AGREEMENT OF EVEN DATE HEREWITH AMONG NEXTWAVE WIRELESS LLC, NEXTWAVE WIRELESS INC., THE GRANTORS PARTY THERETO FROM TIME TO TIME, AND THE BANK OF NEW YORK MELLON, AS SECOND LIEN COLLATERAL AGENT, (B) THE SECOND LIEN GUARANTY OF EVEN DATE HEREWITH AMONG THE GUARANTORS PARTY THERETO FROM TIME TO TIME, AND THE BANK OF NEW YORK MELLON, AS SECOND LIEN COLLATERAL AGENT, (C) THE SECOND LIEN PARENT GUARANTY OF EVEN DATE HEREWITH AMONG NEXTWAVE WIRELESS INC., AND THE BANK OF NEW YORK MELLON, AS SECOND LIEN COLLATERAL AGENT, (D) THE THIRD LIEN PLEDGE AND SECURITY AGREEMENT OF EVEN DATE HEREWITH AMONG NEXTWAVE WIRELESS INC., NEXTWAVE WIRELESS LLC, THE GRANTORS PARTY THERETO FROM TIME TO TIME, AND THE BANK OF NEW YORK MELLON, AS THIRD LIEN COLLATERAL AGENT, (E) THE THIRD LIEN GUARANTY OF EVEN DATE HEREWITH AMONG NEXTWAVE WIRELESS LLC, THE GUARANTORS PARTY THERETO FROM TIME TO TIME, AND THE BANK OF NEW YORK MELLON, AS SECOND LIEN COLLATERAL AGENT, AND

(F) CERTAIN OF THE OTHER COLLATERAL DOCUMENTS REFERRED TO IN THE PURCHASE AGREEMENTS REFERRED TO HEREIN.

INTERCREDITOR AGREEMENT

                    This INTERCREDITOR AGREEMENT dated as of October 9, 2008 (this Agreement), among NEXTWAVE WIRELESS LLC, a Delaware limited liability company (Company), NEXTWAVE WIRELESS INC., a Delaware Corporation (Parent), the Subsidiaries of Company party hereto, THE BANK OF NEW YORK MELLON (BONY), as collateral agent for the First Lien Note Holders (as defined below) (in such capacity, the First Lien Collateral Agent), the Second Lien Note Holders (as defined below), THE BANK OF NEW YORK MELLON, as collateral agent for the Second Lien Note Holders (in such capacity, the Second Lien Collateral Agent), the Third Lien Note Holders (as defined below), and THE BANK OF NEW YORK MELLON, as collateral agent for the Third Lien Note Holders (in such capacity, the Third Lien Collateral Agent).

PRELIMINARY STATEMENT

                    Reference is made to (a) the Purchase Agreement dated as of July 17, 2006 (the First Lien Purchase Agreement), among Company, Parent, the guarantors from time to time party thereto, the note holders from time to time party thereto (the First Lien Note Holders), and the First Lien Collateral Agent, (b) the Second Lien Subordinated Note Purchase Agreement dated as of the date hereof (the Second Lien Purchase Agreement), among Company, Parent, the guarantors from time to time party thereto, the note holders from time to time party thereto (the Second Lien Note Holders), and the Second Lien Collateral Agent, (c) the Third Lien Subordinated Exchange Note Exchange Agreement dated as of the date hereof (the Third Lien Purchase Agreement and, together with the First Lien Purchase Agreement and the Second Lien Purchase Agreement, the Purchase Agreements), among Parent, Company, the guarantors party thereto from time to time, the note holders from time to time party thereto (the Third Lien Note Holders), and the Third Lien Collateral Agent, (d) the Guaranty dated as of July 17, 2006 (the First Lien Guaranty), among the subsidiaries of Company from time to time party thereto and the First Lien Collateral Agent, (e) the Parent Guaranty dated as of July 17, 2006, as amended by the Amendment to Parent Guaranty dated as of the date hereof (the First Lien Parent Guaranty), among Parent and the First Lien Collateral Agent, (f) the Guaranty dated as of the date hereof (the Second Lien Guaranty), among the subsidiaries of Company from time to time party thereto and the Second Lien Collateral Agent, (g) the Parent Guaranty dated as of the date hereof (the Second Lien Parent Guaranty), among Parent and the Second Lien Collateral Agent, (h) ) the Guaranty dated as of the date hereof (the Third Lien Guaranty), among Company, the subsidiaries of Company from time to time party thereto and the Third Lien Collateral Agent, (i) the Pledge and Security Agreement dated as of July 17, 2006 (the First Lien Security Agreement), among Company, Parent, the subsidiaries of Company from time to time party thereto and the First Lien Collateral Agent, (j) the Second Lien Pledge and Security Agreement dated as of the date hereof (the Second Lien Security Agreement), among Company, Parent, the subsidiaries of Company from time to time party thereto and the Second Lien Collateral Agent, (k) the Third Lien Pledge and Security Agreement dated as of the date hereof (the Third Lien Security Agreement), among Parent, Company, the subsidiaries of Company from time to time party thereto and the Third Lien Collateral Agent, and (l) the other Collateral Documents referred to in the Purchase Agreements.

RECITALS

                    A. The First Lien Note Holders purchased notes of Company pursuant to the First Lien Purchase Agreement, upon, among other terms and conditions, the condition that the First Lien Obligations (such term and each other capitalized term used but not defined in these recitals having the meaning given it in Article I) shall be secured by first priority Liens on, and security interests in, the Collateral.

                    B. The Second Lien Note Holders have agreed to purchase notes of Company pursuant to the Second Lien Purchase Agreement, upon, among other terms and conditions, the condition that the Second Lien Obligations shall be secured by second priority Liens on, and security interests in, the Collateral.

                    C. The Third Lien Note Holders have agreed to exchange certain preferred stock of Parent for notes of Parent pursuant to the Third Lien Purchase Agreement, upon, among other terms and conditions, the condition that the Third Lien Obligations shall be secured by third priority Liens on, and security interests in, the Collateral.

                    C. The Purchase Agreements require, among other things, that the parties thereto set forth in this Agreement, among other things, their respective rights, obligations and remedies with respect to the Collateral.

                    Accordingly, the parties hereto agree as follows:

ARTICLE I
Definitions

                    SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the First Lien Purchase Agreement, the Second Lien Purchase Agreement and the Third Lien Purchase Agreement, as applicable.

                    SECTION 1.02 Other Defined Terms. As used in the Agreement, the following terms shall have the meanings specified below:

                    Bankruptcy Code shall mean Title 11 of the United States Code entitled Bankruptcy, as now and hereinafter in effect, or any successor statute.

                    Bankruptcy Law shall mean the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

                    BONY shall mean The Bank of New York Mellon.

                    Collateral shall mean, collectively, the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral.

                    Collateral Agents shall mean the First Lien Collateral Agent, the Second Lien

Collateral Agent and the Third Lien Collateral Agent.

                    Collateral Documents shall mean the First Lien Collateral Documents, the Second Lien Collateral Documents and the Third Lien Collateral Documents.

                    Company shall have the meaning assigned to such term in the preamble to this Agreement.

                    Comparable Second Lien Collateral Document shall mean, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, the Second Lien Collateral Document that creates a Lien on the same Collateral, granted by the same Grantor.

                    Comparable Third Lien Collateral Document shall mean, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document or under any Second Lien Collateral Document, the Third Lien Collateral Document that creates a Lien on the same Collateral, granted by the same Grantor.

                    DIP Financing shall have the meaning assigned to such term in Section 6.01(a).

                    DIP Financing Liens shall have the meaning assigned to such term in Section 6.01(a).

                    Discharge of First Lien Obligations shall mean, subject to Section 7.04, (a) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the First Lien Note Documents and (b) payment in full of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid. Upon the satisfaction of the conditions set forth in clauses (a) and (b), the First Lien Collateral Agent agrees to promptly deliver to the Second Lien Collateral Agent and the Third Lien Collateral Agent written notice of the same when and as delivered to it by the First Lien Required Holders.

                    Discharge of Second Lien Obligations shall mean, subject to Sections 7.02 and 7.04, (a) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Second Lien Note Documents, (b) payment in full of all other Second Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, and (c) termination or expiration of all commitments to purchase notes under the Second Lien Purchase Agreement. Upon the satisfaction of the conditions set forth in clauses (a) through (c), the Second Lien Collateral Agent agrees to promptly deliver to the Third Lien Collateral Agent written notice of the same when and as delivered to it by the Second Lien Required Holders.

                    Disposition shall mean any sale, lease, exchange, transfer or other disposition. Dispose shall have a correlative meaning.

                    First Lien Collateral shall mean all Collateral, as defined in the First Lien Security Agreement, and any other assets of Parent, Company or any other Grantor now or at any time hereafter subject to Liens securing any First Lien Obligations.

                    First Lien Collateral Agent shall have the meaning assigned to such term in the preamble to this Agreement.

                    First Lien Collateral Documents shall mean the Collateral Documents, as defined in the First Lien Purchase Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any First Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

                    First Lien Guaranty shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    First Lien Note Documents shall mean the Note Documents, as defined in the First Lien Purchase Agreement.

                    First Lien Note Holders shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    First Lien Parent Guaranty shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    First Lien Purchase Agreement shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    First Lien Obligations shall mean the Secured Obligations, as defined in the First Lien Security Agreement.

                    First Lien Release shall have the meaning assigned to such term in Section 3.04(a).

                    First Lien Required Holders shall mean the Required Holders, as defined in the First Lien Purchase Agreement.

                    First Lien Secured Parties shall mean, at any time, (a) the First Lien Note Holders, (b) the First Lien Collateral Agent, (c) each other person to whom any of the First Lien Obligations (including indemnification obligations) is owed, and (d) the successors and assigns of each of the foregoing.

                    First Lien Security Agreement shall have the meaning assigned to such term in the preliminary statement of this Agreement; provided that First Lien Security Agreement shall not include any security agreement or other Collateral Documents entered into in connection with any extension, replacement or refinancing of the First Lien Obligations, including without limitation any amendment that would extend the maturity date of any First Lien Obligations.

                    First Priority Liens shall mean all Liens on the First Lien Collateral to secure the First Lien Obligations, whether created under the First Lien Collateral Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

                    Governing Body means the board of directors or other body having the power to direct or cause the direction of the management and policies of a person that is a corporation, partnership, trust or limited liability company.

                    Grantors shall mean Company, Parent and each Guarantor that shall have created or purported to create any First Priority Lien, Second Priority Lien or Third Priority Lien on all or any part of its assets to secure any First Lien Obligations, any Second Lien Obligations or any Third Lien Obligations, respectively.

                    Guarantors shall mean, collectively, each Subsidiary of Company that has guaranteed, or that may from time to time hereafter guarantee, the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, whether by executing and delivering a Guaranty, a supplement thereto or otherwise.

                    Guaranties shall mean, collectively, each of the First Lien Guaranty, the First Lien Parent Guaranty, the Second Lien Guaranty, the Second Lien Parent Guaranty, and the Third Lien Guaranty.

                    Indebtedness shall mean and includes all obligations that constitute Indebtedness, as defined in the First Lien Purchase Agreement, the Second Lien Purchase Agreement or the Third Lien Purchase Agreement, as applicable.

                    Insolvency or Liquidation Proceeding shall mean (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Grantor or for a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor, or (d) a general assignment for the benefit of creditors by any Grantor.

                    Junior Securities means:

                    (a)          debt securities of Parent, Company or the Subsidiaries as reorganized or readjusted, or debt securities of Parent, Company or the Subsidiaries or any other person provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in an Insolvency or Liquidation Proceeding under any applicable law, so long as such securities (i) are subordinated in right of payment to (A) prior to the Discharge of First Lien Obligations, all First Lien Obligations, (B) prior to the Discharge of Second Lien Obligations, in the case of the securities issued to the Third Lien Note Holders, all Second Lien Obligations and (C) all debt securities issued in exchange for (1) prior to the Discharge of First Lien Obligations, the First Lien Obligations and (2) prior to the Discharge of Second Lien Obligations, in the case of debt securities issued to the Third Lien Note Holders, all Second Lien Obligations outstanding at such time to the same extent as, or to a greater extent than, the Third Lien Obligations and, prior to the Discharge of First Lien Obligations, the Second

Lien Obligations, are so subordinated as provided for in this Agreement and (ii) have material terms that are no less favorable (taken as a whole) to (A) prior to the Discharge of First Lien Obligations, the First Lien Obligations and (B) prior to the Discharge of Second Lien Obligations, with respect to securities issued to the Third Lien Note Holders, all Second Lien Obligations, in each case, than the terms set forth in the applicable Loan Documents; or

                    (b)          equity securities of Parent, Company or the Subsidiaries as reorganized or readjusted, or equity securities of Parent, Company or the Subsidiaries or any other person provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in an Insolvency or Liquidation Proceeding under any applicable law, so long as (x) (i) the First Lien Note Holders receive (A) debt securities and equity securities (and such equity securities are senior to the equity securities received by the Second Lien Note Holders, (B) solely equity securities, and such equity securities are senior to the equity securities received by the Second Lien Note Holders, or (C) solely debt securities and (ii) the equity securities received by the Second Lien Note Holders, if any, do not contain a mandatory redemption date (or require dividends to be paid on a date) that is earlier than the mandatory redemption date or final maturity date of the securities received by the First Lien Note Holders and (y) (i) the Second Lien Note Holders receive (A) debt securities and equity securities (and such equity securities are senior to the equity securities received by the Third Lien Note Holders, (B) solely equity securities, and such equity securities are senior to the equity securities received by the Third Lien Note Holders, or (C) solely debt securities and (ii) the equity securities received by the Third Lien Note Holders, if any, do not contain a mandatory redemption date (or require dividends to be paid on a date) that is earlier than the mandatory redemption date or final maturity date of the securities received by the Second Lien Note Holders.

                    Lien means any lien, mortgage, pledge, assignment (only for the purposes of creating a security interest), security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                    New First Lien Collateral Agent shall have the meaning assigned to such term in Section 7.02.

                    New First Lien Note Documents shall have the meaning assigned to such term in Section 7.02.

                    New First Lien Obligations shall have the meaning assigned to such term in Section 7.02.

                    New Second Lien Collateral Agent shall have the meaning assigned to such term in Section 7.02.

                    New Second Lien Note Documents shall have the meaning assigned to such term in Section 7.02.

                    New Second Lien Obligations shall have the meaning assigned to such term in Section 7.02.

                    New Third Lien Collateral Agent shall have the meaning assigned to such term in Section 7.02.

                    New Third Lien Note Documents shall have the meaning assigned to such term in Section 7.02.

                    New Third Lien Obligations shall have the meaning assigned to such term in Section 7.02.

                    Note Documents shall mean the First Lien Note Documents, the Second Lien Note Documents and the Third Lien Note Documents.

                    Note Holders shall mean, collectively, the First Lien Note Holders, the Second Lien Note Holders, and the Third Lien Note Holders.

                    Pledged or Controlled Collateral shall have the meaning assigned to such term in Article V.

                    Purchase Agreements shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    Refinance shall mean, in respect of any Indebtedness, to refinance, extend, renew, restructure or replace or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part. Refinanced and Refinancing shall have correlative meanings.

                    Second Lien Collateral shall mean all Collateral, as defined in the Second Lien Security Agreement, and any other assets of Parent, Company or any other Grantor now or at any time hereafter subject to Liens securing any Second Lien Obligations.

                    Second Lien Collateral Agent shall have the meaning assigned to such term in the preamble to this Agreement.

                    Second Lien Collateral Documents shall mean the Collateral Documents, as defined in the Second Lien Purchase Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

                    Second Lien Guaranty shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    Second Lien Mortgages shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement,

document or instrument pursuant to which any Lien on real property is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

                    Second Lien Note Documents shall mean the Note Documents, as defined in the Second Lien Purchase Agreement.

                    Second Lien Note Holders shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    Second Lien Obligations shall mean the Secured Obligations, as defined in the Second Lien Security Agreement.

                    Second Lien Parent Guaranty shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    Second Lien Permitted Actions shall have the meaning assigned to such term in Section 3.01(a).

                    Second Lien Purchase Agreement shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    Second Lien Refinancing Notice shall have the meaning assigned to such term in Section 7.02.

                    Second Lien Release shall have the meaning assigned to such term in Section 3.04(b).

                    Second Lien Required Holders shall mean the Required Holders, as defined in the Second Lien Purchase Agreement.

                    Second Lien Secured Parties shall mean, at any time, (a) the Second Lien Note Holders, (b) the Second Lien Collateral Agent, (c) each other person to whom any of the Second Lien Obligations (including indemnification obligations) is owed and (d) the successors and assigns of each of the foregoing.

                    Second Lien Security Agreement shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    Second Priority Liens shall mean all Liens on the Second Lien Collateral to secure the Second Lien Obligations, whether created under the Second Lien Collateral Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

                    Secured Parties shall mean the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties.

                    Standstill Period shall have the meaning assigned to such term in Section 3.02(a),

                    subsidiary, with respect to any person, means any corporation, partnership, trust, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by that person or one or more of the other subsidiaries of that person or a combination thereof.

                    Subsidiary shall mean any subsidiary of Company.

                    Third Lien Collateral shall mean all Collateral, as defined in the Third Lien Security Agreement, and any other assets of Parent, Company or any other Grantor now or at any time hereafter subject to Liens securing any Third Lien Obligations.

                    Third Lien Collateral Agent shall have the meaning assigned to such term in the preamble to this Agreement.

                    Third Lien Collateral Documents shall mean the Collateral Documents, as defined in the Third Lien Purchase Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Third Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

                    Third Lien Guaranty shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    Third Lien Obligations shall mean the Secured Obligations, as defined in the Third Lien Security Agreement.

                    Third Lien Mortgages shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property is granted to secure any Third Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

                    Third Lien Note Documents shall mean the Note Documents, as defined in the Third Lien Purchase Agreement.

                    Third Lien Note Holders shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    Third Lien Permitted Actions shall have the meaning assigned to such term in Section 3.01(a).

                    Third Lien Purchase Agreement shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    Third Lien Required Holders shall mean the Required Holders, as defined in the Third Lien Purchase Agreement.

                    Third Lien Secured Parties shall mean, at any time, (a) the Third Lien Note Holders, (b) the Third Lien Collateral Agent, (c) each other person to whom any of the Third Lien Obligations (including indemnification obligations) is owed and (d) the successors and assigns of each of the foregoing.

                    Third Lien Security Agreement shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                    Third Priority Liens shall mean all Liens on the Third Lien Collateral to secure the Third Lien Obligations, whether created under the Third Lien Collateral Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

                    Uniform Commercial Code or UCC shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.

                    SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words include, includes and including shall be deemed to be followed by the phrase without limitation. The word will shall be construed to have the same meaning and effect as the word shall. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, refinanced or otherwise modified, (b) any reference herein (i) to any person shall be construed to include such persons successors and assigns and (ii) to Parent, Company or any other Grantor shall be construed to include Parent, Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for Parent, Company or such Grantor, as the case may be, in any Insolvency or Liquidation Proceeding, (c) the words herein, hereof and hereunder, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement and (e) the words asset and property shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II
Priorities

                    SECTION 2.01 Subordination in Right of Payment and Subordination of Liens.

                    (a)          To the extent and in the manner set forth in this Agreement, the Second Lien Obligations and the Third Lien Obligations are hereby expressly made subordinate and subject in right of payment to the prior payment of all First Lien Obligations as set forth in this Agreement. Until the earlier of the Discharge of First Lien Obligations or the consent of the First Lien Note Holders, (i) neither the Second Lien Note

Holders nor the Third Lien Note Holders will take, demand or receive from Parent, Company or any Subsidiary, and none of Parent, Company or any Subsidiary will make, give or permit, directly or indirectly, by set off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) or security for the whole or any part of the Second Lien Obligations or the Third Lien Obligations, and (ii) neither the Second Lien Note Holders nor the Third Lien Note Holders will accelerate for any reason the scheduled maturities of any amount owing under the Second Lien Purchase Agreement or the Third Lien Purchase Agreement, except in either case as otherwise permitted herein. In the event of any Insolvency or Liquidation Proceeding the First Lien Note Holders shall be entitled to receive payment in full in cash of all amounts due in respect of all First Lien Obligations before the Second Lien Note Holders or the Third Lien Note Holders are entitled to receive any payment (other than Junior Securities) on account of the Second Lien Obligations or the Third Lien Obligations, and to that end the First Lien Note Holders shall be entitled to receive, for application to the payment of the First Lien Obligations, any payment or distribution of any kind or character (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of Parent, Company or Guarantors that is subordinated to the payment of the First Lien Obligations) other than Junior Securities, which may be payable or deliverable in respect of the Second Lien Obligations or the Third Lien Obligations in any such Insolvency or Liquidation Proceeding, to the extent necessary to pay or provide for the payment of all First Lien Obligations in full in cash, after giving effect to any concurrent payment or distribution to or for the First Lien Note Holders.

                    (b)          To the extent and in the manner set forth in this Agreement, the Third Lien Obligations are hereby expressly made subordinate and subject in right of payment to the prior payment of all Second Lien Obligations as set forth in this Agreement. Until the earlier of the Discharge of Second Lien Obligations or the consent of the Second Lien Note Holders, (i) the Third Lien Note Holders will not take, demand or receive from Parent, Company or any Subsidiary, and none of Parent, Company or any Subsidiary will make, give or permit, directly or indirectly, by set off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) or security for the whole or any part of the Third Lien Obligations, and (ii) the Third Lien Note Holders will not accelerate for any reason the scheduled maturities of any amount owing under the Third Lien Purchase Agreement, except as otherwise permitted herein. In the event of any Insolvency or Liquidation Proceeding the Second Lien Note Holders shall be entitled to receive payment in full in cash of all amounts due in respect of all Second Lien Obligations before the Third Lien Note Holders are entitled to receive any payment (other than Junior Securities) on account of the Third Lien Obligations, and to that end the Second Lien Note Holders shall be entitled to receive, for application to the payment of the Second Lien Obligations, any payment or distribution of any kind or character (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of Parent, Company or Guarantors that is subordinated to the payment of the Second Lien Obligations) other than Junior Securities, which may be payable or deliverable in respect of the Third Lien Obligations in any such Insolvency or Liquidation Proceeding, to the extent necessary to pay or provide for the payment of all Second Lien Obligations in full in cash, after giving effect to any concurrent payment or distribution to or for the Second Lien Note Holders.

                    (c)          Notwithstanding the date, manner or order of grant, attachment or perfection of any First Priority Lien, any Second Priority Lien or any Third Priority Lien, and notwithstanding any provision of the UCC or any other applicable law or the provisions of any Collateral Document or any other Note Document or any other circumstance whatsoever, (a) each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, hereby agrees, as applicable, that, so long as the Discharge of First Lien Obligations has not occurred, (i) any First Priority Lien now or hereafter held by or for the benefit of any First Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Second Priority Liens and Third Priority Liens, and (ii) any Second Priority Lien now or hereafter held by or for the benefit of any Second Lien Secured Party, or any Third Priority Lien now or hereafter held by or for the benefit of any Third Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all First Priority Liens and (b) the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, hereby agrees that, so long as the Discharge of Second Lien Obligations has not occurred, (i) any Second Priority Lien now or hereafter held by or for the benefit of any Second Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Third Priority Liens, and (ii) any Third Priority Lien now or hereafter held by or for the benefit of any Third Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Second Priority Liens. So long as the Discharge of First Lien Obligations has not occurred, the First Priority Liens shall be and remain senior in right, priority, operation, effect and all other respects to any Second Priority Liens or Third Priority Liens for all purposes, whether or not any First Priority Liens are subordinated in any respect to any other Lien securing any other obligation of Parent, Company, any other Grantor or any other person. So long as the Discharge of Second Lien Obligations has not occurred, the Second Priority Liens shall be and remain senior in right, priority, operation, effect and all other respects to any Third Priority Liens for all purposes, whether or not any Second Priority Liens are subordinated in any respect to any other Lien securing any other obligation of Parent, Company, any other Grantor or any other person

                    SECTION 2.02 Prohibition on Contesting Liens. Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that it will not, and hereby waives any right to, contest or support any other person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any First Priority Lien, Second Priority Lien or any Third Priority Lien, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent or any other First Lien Secured Party, or the Second Lien Collateral Agent or any other Second Lien Secured Party or the Third Lien Collateral Agent or any other Third Lien Secured Party to enforce this Agreement.

                    SECTION 2.03 No New Liens. The parties hereto agree that none of the Grantors shall, or shall permit any of its subsidiaries to, (a) so long as the Discharge of First Lien Obligations has not occurred, (i) grant or permit any additional Liens on any asset to secure any

Second Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the First Lien Obligations and the Third Lien Obligations, (ii) grant or permit any additional Liens on any asset to secure any Third Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the First Lien Obligations and the Second Lien Obligations, or (iii) grant or permit any additional Liens on any asset to secure any First Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Second Lien Obligations and the Third Lien Obligations, and (b) after the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, (i) grant or permit any additional Liens on any asset to secure any Third Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Second Lien Obligations, (ii) grant or permit any additional Liens on any asset to secure any Second Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Third Lien Obligations, in each case, with each such Lien to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the First Lien Collateral Agent or the other First Lien Secured Parties, or the Second Lien Collateral Agent or the other Second Lien Secured Parties, each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees (i) that any amounts received by or distributed to any Second Lien Secured Party or Third Lien Secured Party, as applicable, pursuant to or as a result of any Lien granted in contravention of this Section shall be subject to Section 4.02, (ii) if the Second Lien Collateral Agent or any Second Lien Secured Party acquires any Lien on any assets of Parent, Company or any other Grantor which assets are not also subject to the Lien of the First Lien Collateral Agent under the First Lien Collateral Documents and/or the Lien of the Third Lien Collateral Agent under the Third Lien Collateral Documents, then without the need for any further action or consent of any other Person, the Second Lien Collateral Agent shall be deemed to hold and have held such Lien for the benefit of the First Lien Collateral Agent as security of the First Lien Obligations and for the benefit of the Third Lien Collateral Agent as security for the Third Lien Obligations, in each case subject to the lien subordination provisions set forth in this Agreement and (iii) if the Third Lien Collateral Agent or any Third Lien Secured Party acquires any Lien on any assets of Parent, Company or any Grantor which assets are not also subject to the Lien of the First Lien Collateral Agent under the First Lien Collateral Documents and/or the Lien of the Second Lien Collateral Agent under the Second Lien Collateral Documents, then without the need for any further action or consent of any other Person, the Third Lien Collateral Agent shall be deemed to hold and have held such Lien for the benefit of the First Lien Collateral Agent as security of the First Lien Obligations and for the benefit of the Second Lien Collateral Agent as security for the Second Lien Obligations, in each case subject to the lien subordination provisions set forth in this Agreement.

                    SECTION 2.04 Similar Liens and Agreements. The parties hereto acknowledge and agree that it is their intention that the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral be identical. In furtherance of the foregoing, the parties hereto agree:

                    (a)          to cooperate in good faith in order to determine, upon any reasonable request by the First Lien Collateral Agent, the Second Lien Collateral Agent or the Third Lien

Collateral Agent, the specific assets included in the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral, the steps taken to perfect the First Priority Liens, the Second Priority Liens and the Third Priority Liens thereon and the identity of the respective parties obligated under the First Lien Note Documents, the Second Lien Note Documents and the Third Lien Note Documents; and

                    (b)          that (i) the documents, agreements and instruments creating or evidencing the First Lien Collateral and the First Priority Liens shall be in all material respects in the same form as the documents, agreements and instruments creating or evidencing the Second Lien Collateral and the Second Priority Liens and (ii) the documents, agreements and instruments creating or evidencing the Second Lien Collateral and the Second Priority Liens shall be in all material respects in the same form as the documents, agreements and instruments creating or evidencing the Third Lien Collateral and the Third Priority Liens, in each case, other than with respect to the first priority, second priority and third priority nature of the Liens created or evidenced thereunder, the obligations secured thereby, the identity of the Secured Parties that are parties thereto or secured thereby and other matters contemplated by this Agreement.

ARTICLE III
Enforcement of Rights; Matters Relating to Collateral

                    SECTION 3.01 Exercise of Rights and Remedies. (a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, the First Lien Collateral Agent and the other First Lien Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding), in each case, without any consultation with or the consent of the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, (A) the Second Lien Collateral Agent may file a proof of claim or statement of interest with respect to the Second Lien Obligations and the Second Lien Secured Parties may vote such claims to the extent not inconsistent with the terms of this Agreement and (B) the Third Lien Collateral Agent may file a proof of claim or statement of interest with respect to the Third Lien Obligations and the Third Lien Secured Parties may vote such claims to the extent not inconsistent with the terms of this Agreement; (ii) each of the Second Lien Collateral Agent and Third Lien Collateral Agent may take any action to perfect, preserve or protect the validity and enforceability of the Second Priority Liens and Third Priority Liens, respectively, provided that no such action is, or could reasonably be expected to be, (A) adverse to the First Priority Liens or the rights of the First Lien Collateral Agent or any other First Lien Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Second Priority Liens and Third Priority Liens provided in Section 3.04; (iii) the Second Lien Secured Parties and Third Lien Secured Parties may file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties or Third Lien Secured Parties,

respectively, including any claims secured by the Collateral or otherwise make any agreements or file any motions pertaining to the Second Lien Obligations and Third Lien Secured Parties, respectively, in each case, to the extent not inconsistent with the terms of this Agreement; (iv) each of the Second Lien Collateral Agent, any Second Lien Secured Party, the Third Lien Collateral Agent and any Third Lien Secured Party may vote on a plan of reorganization; (v) each of the Second Lien Note Holders and the Third Lien Note Holders may accelerate the Second Lien Obligations and the Third Lien Obligations pursuant to the terms of the Second Lien Note Documents and the Third Lien Note Documents, respectively; and (vi) subject to Section 3.02(a), the Second Lien Collateral Agent and the other Second Lien Secured Parties may enforce any of their rights and exercise any of their remedies with respect to the Collateral after the termination of the Standstill Period (the actions of the Second Lien Secured Parties described in this proviso being referred to herein as the Second Lien Permitted Actions and the actions of the Third Lien Secured Parties described in this proviso being referred to herein as the Primary Third Lien Permitted Actions).

                    After the Discharge of First Lien Obligations and so long as the Discharge of Second Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, the Second Lien Collateral Agent and the other Second Lien Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding), in each case, without any consultation with or the consent of the Third Lien Collateral Agent or any other Third Lien Secured Party; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, the Third Lien Collateral Agent may file a proof of claim or statement of interest with respect to the Third Lien Obligations and the Third Lien Secured Parties may vote such claims to the extent not inconsistent with the terms of this Agreement; (ii) the Third Lien Collateral Agent may take any action to perfect, preserve or protect the validity and enforceability of the Third Priority Liens, provided that no such action is, or could reasonably be expected to be, (A) adverse to the Second Priority Liens or the rights of the Second Lien Collateral Agent or any other Second Lien Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Third Priority Liens provided in Section 3.04; (iii) the Third Lien Secured Parties may file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Third Lien Secured Parties, including any claims secured by the Collateral or otherwise make any agreements or file any motions pertaining to the Third Lien Secured Parties, in each case, to the extent not inconsistent with the terms of this Agreement; (iv) each of the Third Lien Collateral Agent and any Third Lien Secured Party may vote on a plan of reorganization; and (v) the Third Lien Note Holders may accelerate the Third Lien Obligations pursuant to the terms of the Third Lien Note Documents (the actions described in this proviso being referred to herein as the Secondary Third Lien Permitted Actions and, together with the Primary Third Lien Permitted Actions, the Third Lien Permitted Actions).

                    Except for the Second Lien Permitted Actions, unless and until the Discharge of First Lien Obligations has occurred, the sole right of the Second Lien Collateral Agent and the other Second Lien Secured Parties with respect to the Collateral shall be to receive a share of the proceeds of the Collateral, if any, after the Discharge of First Lien Obligations has occurred and in accordance with the Second Lien Note Documents and applicable law.

                    Except for the Third Lien Permitted Actions, unless and until the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred, the sole right of the Third Lien Collateral Agent and the other Third Lien Secured Parties with respect to the Collateral shall be to receive a share of the proceeds of the Collateral, if any, after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred and in accordance with the Third Lien Note Documents and applicable law.

                    (b)          Subject to the limitations set forth herein, including Section 3.01(a) above, in exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent and the other First Lien Secured Parties may enforce the provisions of the First Lien Note Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. The First Lien Collateral Agent agrees to provide at least five days prior written notice to the Second Lien Collateral Agent and the Third Lien Collateral Agent of its intention to foreclose upon or Dispose of any Collateral.

                    (c)          Subject to the limitations set forth herein, including Section 3.01(a) above, in exercising rights and remedies with respect to the Collateral in accordance with this Agreement, the Second Lien Collateral Agent and the other Second Lien Secured Parties may enforce the provisions of the Second Lien Note Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. The Second Lien Collateral Agent agrees to provide at least five days prior written notice to the Third Lien Collateral Agent of its intention to foreclose upon or Dispose of any Collateral.

                    (d)          The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Collateral Document or any other Second Lien Note Document shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the other First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the other First Lien Note Documents.

                    (e)          The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Third Lien Collateral Document or any other Third Lien Note Document shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the other First Lien Secured Parties, or the Second Lien Collateral Agent or the other Second Lien

Secured Parties with respect to the Collateral as set forth in this Agreement, the First Lien Note Documents and the Second Lien Note Documents.

                    (f)          Notwithstanding anything in this Agreement to the contrary, following the acceleration of the Indebtedness then outstanding under the First Lien Purchase Agreement (prompt notice of which shall be given by the First Lien Collateral Agent to the Second Lien Collateral Agent and the Third Lien Collateral Agent), the Second Lien Secured Parties may, at their sole expense and effort, upon notice to Company and the First Lien Collateral Agent, require the First Lien Secured Parties to transfer and assign to the Second Lien Secured Parties, without warranty or representation or recourse, all (but not less than all) of the First Lien Obligations; provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, and (y) the Second Lien Secured Parties shall have paid to the First Lien Collateral Agent, for the account of the First Lien Secured Parties, in immediately available funds, an amount equal to 100% of the principal of such Indebtedness plus all accrued and unpaid interest thereon plus all applicable premiums plus all accrued and unpaid fees plus all the other First Lien Obligations then outstanding. In order to effectuate the foregoing, the First Lien Collateral Agent shall calculate, upon the written request of the Second Lien Collateral Agent from time to time, the amount in cash that would be necessary to purchase the First Lien Obligations.

                    SECTION 3.02 No Interference.

                    (a)          The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that, whether or not any Insolvency or Liquidation Proceeding has been commenced, the Second Lien Secured Parties:

                                   (i)           will not, so long as the Discharge of First Lien Obligations has not occurred, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff and the enforcement of any right under any account control agreement, landlord waiver or bailees letter or any similar agreement or arrangement to which the Second Lien Collateral Agent or any other Second Lien Secured Party is a party) or (B) commence or join with any person (other than the First Lien Collateral Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action); provided, however, that the Second Lien Collateral Agent may enforce or exercise any or all such rights and remedies, or commence, join with any person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, after a period of 180 days has elapsed since the date on which the Second Lien Collateral Agent has delivered to the First Lien Collateral Agent and the Third Lien Collateral Agent written notice of the acceleration of the Indebtedness then outstanding under the Second Lien Purchase Agreement (the Standstill Period); provided further, however, that notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall the Second Lien Collateral Agent or any other Second Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the First Lien Collateral Agent or any other First Lien Secured Party shall have commenced, and shall be diligently pursuing, in good faith and in accordance with applicable law, the enforcement or exercise of any rights or remedies with respect to all or a material portion of the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Second Lien Collateral Agent and the Third Lien Collateral Agent by the First Lien Collateral Agent);

                                   (ii)          will not contest, protest or object to any foreclosure action or proceeding brought by the First Lien Collateral Agent or any other First Lien Secured Party, or any other enforcement or exercise by any First Lien Secured Party of any rights or remedies relating to the Collateral under the First Lien Note Documents or otherwise, so long as Second Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

                                   (iii)         subject to the Second Lien Secured Parties rights under clause (i) above, will not object to the forbearance by the First Lien Collateral Agent or any other First Lien Secured Parties from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Collateral so long as Second Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

                                   (iv)         will not, so long as the Discharge of First Lien Obligations has not occurred and except for Second Lien Permitted Actions, take or receive any Collateral, or any proceeds thereof or payment with respect thereto, in connection with the exercise of any right or enforcement of any remedy (including any right of setoff) with respect to any Collateral or in connection with any insurance policy award under a policy of insurance relating to Collateral or any condemnation award (or deed in lieu of condemnation) relating to Collateral;

                                   (v)          will not, except for Second Lien Permitted Actions, take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of remedies under the First Lien Note Documents, including any Disposition of any Collateral, whether by foreclosure or otherwise;

                                   (vi)         will not, except for Second Lien Permitted Actions, object to the manner in which the First Lien Collateral Agent or any other First Lien Secured Party may seek to enforce or collect the First Lien Obligations or the First Priority Liens, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or any other First Lien Secured Party is, or could be, adverse to the interests of the Second Lien Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law, so long as Second Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01; and

                                   (vii)         will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Lien Obligation or any First Lien Collateral Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

                    (b)          The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that, whether or not any Insolvency or Liquidation Proceeding has been commenced, the Third Lien Secured Parties:

                                   (i)          will not, so long as the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has not occurred, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff and the enforcement of any right under any account control agreement, landlord waiver or bailees letter or any similar agreement or arrangement to which the Third Lien Collateral Agent or any other Third Lien Secured Party is a party) or (B) commence or join with any person (other than the First Lien Collateral Agent or, after the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action);

                                   (ii)         will not contest, protest or object to any foreclosure action or proceeding brought by the First Lien Collateral Agent or any other First Lien Secured Party, Second Lien Collateral Agent or any other Second Lien Secured Party, or any other enforcement or exercise by any First Lien Secured Party or Second Lien Secured Party of any rights or remedies relating to the Collateral under the First Lien Note Documents or Second Lien Note Documents, respectively, or otherwise, so long as Third Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

                                    (iii)       will not object to the forbearance by the First Lien Collateral Agent, any other First Lien Secured Parties, Second Lien Collateral Agent or any other Second Lien Secured Parties from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Collateral, so long as Third Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

                                    (iv)       will not, so long as the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has not occurred and except for the Third Lien Permitted Actions, take or receive any Collateral, or any proceeds thereof or payment with respect thereto, in connection with the exercise of any right or enforcement of any remedy (including any right of setoff) with respect to any Collateral or in connection with any insurance policy award under a policy of insurance relating to Collateral or any condemnation award (or deed in lieu of condemnation) relating to Collateral;

                                   (v)         will not, except for the Third Lien Permitted Actions, take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of remedies under the First Lien Note Documents or Second Lien Note Documents, including any Disposition of any Collateral, whether by foreclosure or otherwise;

                                    (vi)        will not, except for the Third Lien Permitted Actions, object to the manner in which (A) the First Lien Collateral Agent or any other First Lien Secured Party may seek to enforce or collect the First Lien Obligations or the First Priority Liens, or (B) the Second Lien Collateral Agent or any other Second Lien Secured Party may seek to enforce or collect the Second Lien Obligations or the Second Priority Liens, in each case regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or any other First Lien Secured Party, or Second Lien Collateral Agent or any other Second Lien Secured Party is, or could be, adverse to the interests of the Third Lien Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law, so long as Third Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01; and

                                   (vii)         will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Lien Obligation, any First Lien Collateral Document, any Second Lien Obligation or any Second Lien Collateral Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

                    (c)          Nothing in this Agreement shall be construed to in any way limit or impair the right of (i) any of the Second Lien Secured Parties or Third Lien Secured Parties to bid for or purchase for cash the Collateral at any private or judicial foreclosure upon such Collateral, (ii) the Second Lien Collateral Agent, any Second Lien Secured Party, the Third Lien Collateral Agent or any Third Lien Secured Party from joining (but not controlling) any foreclosure or other judicial lien proceeding with respect to the Collateral initiated by the First Lien Collateral Agent or any First Lien Secured Party (and to the extent permitted by the terms of this Agreement, the Second Lien Collateral Agent or any Second Lien Secured Party) so long as it does not delay or interfere in any material respect with the exercise by the First Lien Collateral Agent or such First Lien Secured Party (or to extent permitted by the terms of this Agreement, the exercise by the Second Lien Collateral Agent or such Second Lien Secured Party) of its rights as provided in this Agreement, (iii) the Second Lien Collateral Agents and the Second Lien Note Holders rights to receive any remaining proceeds of the Collateral after the Discharge of First Lien Obligations and (iv) the Third Lien Collateral Agents and the Third Lien Note Holders rights to receive any remaining proceeds of the Collateral after the Discharge of Second Lien Obligations.

                    SECTION 3.03 Intentionally Omitted.

                    SECTION 3.04 Automatic Release of Second Priority Liens and Third Priority Liens. (a) If, in connection with (i) any Disposition of any Collateral permitted under the terms of the First Lien Note Documents (including following any waiver granted to permit such Disposition) or (ii) the enforcement or exercise of any rights or remedies with respect to the Collateral, including any Disposition of Collateral, the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, (x) releases any of the First Priority Liens, or (y) releases Parent or any Guarantor from its obligations under its guarantee of the First Lien Obligations (in each case, a First Lien Release), other than any such First Lien Release granted in connection with the Discharge of First Lien Obligations then, subject to Section 3.04(c), the Second Priority Liens and Third Priority Liens on such Collateral, and the obligations of Parent or such Guarantor under its guarantee of the Second Lien Obligations and the obligations of such Guarantor under its guarantee of the Third Lien Obligations, shall be automatically, unconditionally and simultaneously released, and each of the Second Lien

Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, shall promptly execute and deliver to the First Lien Collateral Agent, the relevant Grantor, such Guarantor or Parent, as the case may be, such termination statements, releases and other documents as the First Lien Collateral Agent or the relevant Grantor, Guarantor or Parent, as the case may be, may reasonably request to effectively confirm such First Lien Release; provided that, in the case of a Disposition of Collateral (other than any such Disposition in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral), the Second Priority Liens and Third Priority Liens shall not be so released if such Disposition is prohibited under the terms of the Second Lien Purchase Agreement and the Third Lien Purchase Agreement, respectively.

                    (b)          After the Discharge of First Lien Obligations has occurred, if, in connection with (i) any Disposition of any Collateral permitted under the terms of the Second Lien Note Documents (including following any waiver granted to permit such Disposition) or (ii) the enforcement or exercise of any rights or remedies with respect to the Collateral, including any Disposition of Collateral, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, (x) releases any of the Second Priority Liens, or (y) releases any Guarantor from its obligations under its guarantee of the Second Lien Obligations (in each case, a Second Lien Release), other than any such Second Lien Release granted in connection with the Discharge of Second Lien Obligations then, subject to Section 3.04(d), the Third Priority Liens on such Collateral, and the obligations of such Guarantor under its guarantee of the Third Lien Obligations, shall be automatically, unconditionally and simultaneously released, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, shall promptly execute and deliver to the Second Lien Collateral Agent, the relevant Grantor or such Guarantor such termination statements, releases and other documents as the Second Lien Collateral Agent or the relevant Grantor or Guarantor may reasonably request to effectively confirm such Second Lien Release; provided that, in the case of a Disposition of Collateral (other than any such Disposition in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral), the Third Priority Liens shall not be so released if such Disposition is prohibited under the terms of the Third Lien Purchase Agreement.

                    (c)          In the event that the aggregate principal amount of notes outstanding under the First Lien Note Documents, at any time, is less than 15% of the sum of such amount and the aggregate principal amount of the notes outstanding under the Second Lien Note Documents (including any accrued PIK Amounts (as defined in the Second Lien Purchase Agreement), then any First Lien Release (other than (1) a First Lien Release in connection with a Disposition of Collateral in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral permitted hereunder, or (2) a First Lien Release by Collateral Agents permitted pursuant to each of the Purchase Agreements, as applicable) shall require the consent of the holders of First Lien Obligations and Second Lien Obligations representing in the aggregate more than 50% of the sum of (y) the aggregate principal amount of notes outstanding under the First Lien Note Documents and (z) the aggregate principal amount of the notes outstanding under the Second Lien Note Documents (including any accrued PIK Amounts (as defined in the Second Lien Purchase Agreement).

                    (d)          After the Discharge of First Lien Obligations has occurred, in the event that the aggregate principal amount of notes outstanding under the Second Lien Note Documents (including any accrued PIK Amounts (as defined in the Second Lien Purchase Agreement), at any time, is less than 15% of the sum of such amount and the aggregate principal amount of the notes outstanding under the Third Lien Note Documents (including any accrued PIK Amounts (as defined in the Third Lien Purchase Agreement)), then any Second Lien Release (other than (1) a Second Lien Release in connection with a Disposition of Collateral in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral permitted hereunder, or (2) a Second Lien Release by Collateral Agents permitted pursuant to each of the Purchase Agreements, as applicable) shall require the consent of the holders of Second Lien Obligations and Third Lien Obligations representing in the aggregate more than 50% of the sum of (x) the aggregate principal amount of notes under the Second Lien Note Documents (including any accrued PIK Amounts (as defined in the Third Lien Purchase Agreement)), and (y) the aggregate principal amount of the notes outstanding under the Third Lien Note Documents (including any accrued PIK Amounts (as defined in the Third Lien Purchase Agreement)).

                    (e)          Until the Discharge of First Lien Obligations occurs, each of the Second Lien Note Holders and the Third Lien Note Holders hereby appoints the First Lien Collateral Agent, and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as the attorney-in-fact of each Second Lien Note Holders and Third Lien Note Holder, respectively, for the purpose of carrying out the provisions of this Section 3.04 and taking any action and executing any instrument that the First Lien Collateral Agent may deem necessary or advisable to accomplish the purposes of this Section 3.04 (including any endorsements or other instruments of transfer or release), which appointment is irrevocable and coupled with an interest.

                    (f)          After the Discharge of First Lien Obligations has occurred and until the Discharge of Second Lien Obligations occurs, each of the Third Note Holders hereby appoints the Second Lien Collateral Agent, and any officer or agent of the Second Lien Collateral Agent, with full power of substitution, as the attorney-in-fact of each Third Lien Note Holder for the purpose of carrying out the provisions of this Section 3.04 and taking any action and executing any instrument that the Second Lien Collateral Agent may deem necessary or advisable to accomplish the purposes of this Section 3.04 (including any endorsements or other instruments of transfer or release), which appointment is irrevocable and coupled with an interest.

                    (g)          To the extent that the First Lien Collateral Agent or the First Lien Note Holders (i) have released any Lien on Collateral or Parent or any Guarantor from its obligation under its guaranty and such Liens or guaranty are later reinstated or (ii) obtain any new Liens or additional guarantees from Parent or any Guarantor, then the Second Lien Collateral Agent on behalf of itself and the Second Lien Secured Parties and the Third Lien Collateral Agent on behalf of itself and the Third Lien Secured Parties, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be. Following the Discharge of First Lien Obligations, to the extent that the Second Lien Collateral Agent or the Second Lien Note Holders (i) have released any Lien on Collateral or Parent or any Guarantor from its obligation under its guaranty and such Liens or guaranty are later reinstated or (ii) obtain any new Liens or additional guarantees from

Parent or any Guarantor, then the Third Lien Collateral Agent on behalf of itself and the Third Lien Secured Parties, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be.

                    SECTION 3.05 Insurance and Condemnation Awards. So long as the Discharge of First Lien Obligations has not occurred, the First Lien Collateral Agent and the other First Lien Secured Parties shall have the exclusive right after the occurrence and during the continuance of an Event of Default, subject to the rights of the Grantors under the First Lien Note Documents, to settle and adjust claims in respect of Collateral under policies of insurance covering Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral. After the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, the Second Lien Collateral Agent and the other Second Lien Secured Parties shall have the exclusive right after the occurrence and during the continuance of an Event of Default, subject to the rights of the Grantors under the Second Lien Note Documents, to settle and adjust claims in respect of Collateral under policies of insurance covering Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral. After the occurrence and during the continuance of an Event of Default, all proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall (a) first, prior to the Discharge of First Lien Obligations and subject to the rights of the Grantors under the First Lien Note Documents, be paid to the First Lien Collateral Agent for the benefit of First Lien Secured Parties pursuant to the terms of the First Lien Note Documents, (b) second, after the Discharge of First Lien Obligations has occurred, but prior to the Discharge of Second Lien Obligations and subject to the rights of the Grantors under the Second Lien Note Documents, be paid to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties pursuant to the terms of the Second Lien Note Documents, (c) third, after the Discharge of Second Lien Obligations has occurred and subject to the rights of the Grantors under the Third Lien Note Documents, be paid to the Third Lien Collateral Agent for the benefit of the Third Lien Secured Parties pursuant to the terms of the Third Lien Note Documents, and (c) fourth, if no Third Lien Obligations are outstanding, be paid to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds to the First Lien Collateral Agent in accordance with Section 4.02. After the Discharge of First Lien Obligations has occurred and until the Discharge of Second Lien Obligations has occurred, if the Third Lien Collateral Agent or any other Third Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds to the Second Lien Collateral Agent in accordance with Section 4.02.

ARTICLE IV
Payments

                    SECTION 4.01 Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, any Collateral or proceeds thereof received by the First Lien Collateral Agent in connection with any Disposition of, or collection on, such Collateral upon the enforcement or exercise of any right or remedy (including any right of setoff) shall be applied by the First Lien Collateral Agent to the First Lien Obligations in such order as is specified in the First Lien Purchase Agreement. Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall deliver to the Second Lien Collateral Agent any remaining Collateral and any proceeds thereof then held by it in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as is specified in the Second Lien Purchase Agreement. After the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, any Collateral or proceeds thereof received by the Second Lien Collateral Agent in connection with any Disposition of, or collection on, such Collateral upon the enforcement or exercise of any right or remedy (including any right of setoff) shall be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as is specified in the Second Lien Purchase Agreement. After the Discharge of First Lien Obligations has occurred and upon the Discharge of Second Lien Obligations, the Second Lien Collateral Agent shall deliver to the Third Lien Collateral Agent any remaining Collateral and any proceeds thereof then held by it in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Third Lien Collateral Agent to the Third Lien Obligations in such order as is specified in the Third Lien Purchase Agreement.

                    SECTION 4.02 Payment Over.

                    (a)          So long as the Discharge of First Lien Obligations has not occurred, any payment or distribution or any Collateral, or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.03), received by each of the Second Lien Collateral Agent or any other Second Lien Secured Party, or Third Lien Collateral Agent or any other Third Lien Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or the exercise of any right or remedy (including any right of setoff) with respect to the Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), or otherwise in contravention of this Agreement shall be segregated and held in trust and forthwith transferred or paid over to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations occurs, each of the Second Lien Note Holders and the Third Lien Collateral Note Holders hereby appoints the First Lien Collateral Agent, and any officer or agent of the First Lien Collateral Agent, with full power of substitution, the attorney-in-fact of each Second Lien Note Holder and Third Lien Note Holder, respectively, for the purpose of carrying out the provisions of this Section 4.02 and taking any action and executing any instrument that the First Lien Collateral Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02, which appointment is irrevocable and coupled with an interest.

                    (b)          After the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, any payment or distribution or any

Collateral, or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.03), received by the Third Lien Collateral Agent or any other Third Lien Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or the exercise of any right or remedy (including any right of setoff) with respect to the Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), or otherwise in contravention of this Agreement shall be segregated and held in trust and forthwith transferred or paid over to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. After the Discharge of First Lien Obligations has occurred and until the Discharge of Second Lien Obligations occurs, the Third Lien Note Holders hereby appoints the Second Lien Collateral Agent, and any officer or agent of the Second Lien Collateral Agent, with full power of substitution, the attorney-in-fact of each Third Lien Note Holder for the purpose of carrying out the provisions of this Section 4.02 and taking any action and executing any instrument that the Second Lien Collateral Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02, which appointment is irrevocable and coupled with an interest.

ARTICLE V
Bailment and Sub-Agency for Perfection of Certain Security Interests

                    (a)          The First Lien Collateral Agent agrees that if it shall at any time hold a First Priority Lien on any Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the First Lien Collateral Agent, or of agents or bailees of the First Lien Collateral Agent (such Collateral being referred to herein as the Pledged or Controlled Collateral), the First Lien Collateral Agent shall, solely for the purpose of perfecting the Second Priority Liens granted under the Second Lien Note Documents and the Third Priority Liens granted under the Third Lien Note Documents and subject to the terms and conditions of this Article V, also hold such Pledged or Controlled Collateral for the benefit of the Second Lien Collateral Agent and the Third Lien Collateral Agent including for the benefit of the Second Lien Collateral Agent and the Third Lien Collateral Agent for purposes of Section 9-313 and 8-301 of the Uniform Commercial Code.

                    (b)          The Second Lien Collateral Agent agrees that if it shall at any time hold a Second Priority Lien on any Pledged or Controlled Collateral in the possession or under the control of the Second Lien Collateral Agent, or of agents or bailees of the Second Lien Collateral Agent, the Second Lien Collateral Agent shall, solely for the purpose of perfecting the Third Priority Liens granted under the Third Lien Note Documents and subject to the terms and conditions of this Article V, also hold such Pledged or Controlled Collateral for the benefit of the Third Lien Collateral Agent including for the benefit of the Third Lien Collateral Agent for purposes of Section 9-313 and 8-301 of the Uniform Commercial Code.

                    (c)          So long as the Discharge of First Lien Obligations has not occurred, the First Lien Collateral Agent shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of this Agreement and the other First Lien Note Documents as if the Second Priority Liens and Third Priority Liens did not exist. The obligations and responsibilities of each of the First Lien Collateral Agent to the Second Lien Collateral Agent and the other

Second Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties under this Article V shall be limited solely to holding or controlling the Pledged or Controlled Collateral as gratuitous bailee in accordance with this Article V. Without limiting the foregoing, the First Lien Collateral Agent shall have no obligation or responsibility to ensure that any Pledged or Controlled Collateral is genuine or owned by any of the Grantors. The First Lien Collateral Agent acting pursuant to this Article V shall not, by reason of this Agreement, any other Collateral Document or any other document, have a fiduciary relationship in respect of any other First Lien Secured Party, the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party.

                    (d)          After the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, the Second Lien Collateral Agent shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of this Agreement and the other Second Lien Note Documents as if the Third Priority Liens did not exist. The obligations and responsibilities of the Second Lien Collateral Agent to the Third Lien Collateral Agent and the other Third Lien Secured Parties under this Article V shall be limited solely to holding or controlling the Pledged or Controlled Collateral as gratuitous bailee in accordance with this Article V. Without limiting the foregoing, the Second Lien Collateral Agent shall have no obligation or responsibility to ensure that any Pledged or Controlled Collateral is genuine or owned by any of the Grantors. The Second Lien Collateral Agent acting pursuant to this Article V shall not, by reason of this Agreement, any other Collateral Document or any other document, have a fiduciary relationship in respect of any other Second Lien Secured Party, the Third Lien Collateral Agent or any other Third Lien Secured Party.

                    (e)          Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall transfer the possession and control of the Pledged or Controlled Collateral, together with any necessary endorsements but without recourse or warranty, (i) if the Second Lien Obligations are outstanding at such time, to the Second Lien Collateral Agent, (ii) if no Second Lien Obligations are outstanding at such time and the Third Lien Obligations are outstanding at such time, to the Third Lien Collateral Agent, and (iii) if no Second Lien Obligations of Third Lien Obligations are outstanding at such time, to the applicable Grantor, in each case so as to allow such person to obtain possession and control of such Pledged or Controlled Collateral. In connection with any transfer under clause (i) of the immediately preceding sentence, the First Lien Collateral Agent agrees to take all actions in its power as shall be reasonably requested by the Second Lien Collateral Agent to permit the Second Lien Collateral Agent to obtain, for the benefit of the Second Lien Secured Parties, a first priority security interest in the Pledged or Controlled Collateral. In connection with any transfer under clause (ii) of the immediately preceding sentence, the First Lien Collateral Agent agrees to take all actions in its power as shall be reasonably requested by the Third Lien Collateral Agent to permit the Third Lien Collateral Agent to obtain, for the benefit of the Third Lien Secured Parties, a first priority security interest in the Pledged or Controlled Collateral.

                    (f)          Upon the Discharge of Second Lien Obligations, the Second Lien Collateral Agent shall transfer the possession and control of the Pledged or Controlled Collateral, together with any necessary endorsements but without recourse or warranty, (i) if the Third Lien Obligations are outstanding at such time, to the Third Lien Collateral Agent, and (ii) if no Third Lien Obligations are outstanding at such time, to the applicable Grantor, in each case so as to allow such person to obtain possession and control of such Pledged or Controlled Collateral. In connection with any transfer under clause (i) of the immediately preceding sentence, the Second Lien Collateral Agent agrees to take all actions in its power as shall be reasonably requested by the Third Lien Collateral Agent to permit the Third Lien Collateral Agent to obtain, for the benefit of the Third Lien Secured Parties, a first priority security interest in the Pledged or Controlled Collateral.

ARTICLE VI
Insolvency or Liquidation Proceedings

                    SECTION 6.01 Finance and Sale Matters. (a) Until the Discharge of First Lien Obligations has occurred, each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Second Lien Secured Parties and the Third Lien Secured Parties, as applicable:

                                   (i)          will not oppose or object to the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the First Lien Secured Parties, or a representative authorized by the First Lien Secured Parties, shall oppose or object to such use of cash collateral;

                                   (ii)         will not oppose or object to any post-petition financing, whether provided by the First Lien Secured Parties or any other person, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a DIP Financing), or the Liens securing any DIP Financing (DIP Financing Liens), unless the First Lien Secured Parties, or a representative authorized by the First Lien Secured Parties, shall then oppose or object to such DIP Financing or such DIP Financing Liens, and, to the extent that such DIP Financing Liens are senior to, or rank pari passu with, the First Priority Liens, each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, will subordinate the Second Priority Liens or Third Priority Liens, as applicable, to the First Priority Liens and the DIP Financing Liens on the terms of this Agreement; provided that the foregoing shall not prevent the Second Lien Secured Parties or the Third Lien Secured Parties from proposing any other DIP Financing to any Grantors or to a court of competent jurisdiction;

                                    (iii)       except to the extent permitted by paragraph (c) of this Section 6.01, in connection with the use of cash collateral as described in clause (i) above or a DIP Financing, will not request adequate protection or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens; and

                                    (iv)       will not oppose or object to any Disposition of any Collateral free and clear of the Second Priority Liens or the Third Priority Liens, as applicable, or other claims under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, if the First Lien Secured Parties, or a representative authorized by the First Lien Secured Parties, shall consent to such Disposition.

                    (b)          After the Discharge of First Lien Obligations has occurred and until the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Third Lien Secured Parties:

                                   (i)          will not oppose or object to the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the Second Lien Secured Parties, or a representative authorized by the Second Lien Secured Parties, shall oppose or object to such use of cash collateral;

                                   (ii)         will not oppose or object to any DIP Financing or any DIP Financing Liens, unless the Second Lien Secured Parties, or a representative authorized by the Second Lien Secured Parties, shall then oppose or object to such DIP Financing or such DIP Financing Liens, and, to the extent that such DIP Financing Liens are senior to, or rank pari passu with, the Second Priority Liens, the Third Lien Collateral Agent will, for itself and on behalf of the other Third Lien Secured Parties, subordinate the Third Priority Liens to the Second Priority Liens and the DIP Financing Liens on the terms of this Agreement; ; provided that the foregoing shall not prevent the Third Lien Secured Parties from proposing any other DIP Financing to any Grantors or to a court of competent jurisdiction;

                                    (iii)       except to the extent permitted by paragraph (c) of this Section 6.01, in connection with the use of cash collateral as described in clause (i) above or a DIP Financing, will not request adequate protection or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens; and

                                    (iv)       will not oppose or object to any Disposition of any Collateral free and clear of the Third Priority Liens or other claims under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, if the Second Lien Secured Parties, or a representative authorized by the Second Lien Secured Parties, shall consent to such Disposition.

                    (c)          (i) The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that no Second Lien Secured Party shall contest, or support any other person in contesting, (A) any request by the First Lien Collateral Agent or any other First Lien Secured Party for adequate protection or (B) any objection, based on a claim of a lack of adequate protection, by the First Lien Collateral Agent or any other First Lien Secured Party to any motion, relief, action or proceeding, and (ii) the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that no Third Lien Secured Party shall contest, or support any other person in contesting, (A) any request by the First Lien Collateral Agent or any other First Lien Secured Party, or the Second Lien Collateral Agent or any other Second Lien Secured Party for adequate protection or (B) any objection, based on a claim of a lack of adequate protection, by the First Lien Collateral Agent or any other First Lien Secured Party, or the Second Lien Collateral Agent or any other Second Lien Secured Party to any motion, relief, action or proceeding. Notwithstanding the immediately preceding sentence, if, in connection with any DIP Financing or use of cash collateral, (A) any First Lien Secured Party is granted adequate protection in the form of additional collateral, each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third

Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the First Priority Liens and DIP Financing Liens on the same basis as the other Second Priority Liens and Third Priority Liens, as applicable, are subordinated to the First Priority Liens under this Agreement or (B) any Second Lien Secured Party is granted adequate protection in the form of additional collateral, the First Lien Collateral Agent shall, for itself and on behalf of the other First Lien Secured Parties, be granted adequate protection in the form of a Lien as security for the First Lien Obligations and for such DIP Financing, and the Third Lien Collateral Agent may, for itself and on behalf of the other Third Lien Secured Parties, seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the First Priority Liens, Second Priority Liens and DIP Financing Liens on the same basis as the other Third Priority Liens are subordinated to the First Priority Liens and Second Priority Liens under this Agreement, or (C) any Third Lien Secured Party is granted adequate protection in the form of additional collateral, each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, shall be granted adequate protection in the form of a Lien as security for the First Lien Obligations and Second Lien Obligations, as applicable, and for such DIP Financing.

                    SECTION 6.02 Relief from the Automatic Stay. (a) Each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that, so long as the Discharge of First Lien Obligations has not occurred, no Second Lien Secured Party or Third Lien Secured Party shall, without the prior written consent of the First Lien Collateral Agent, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any proceeds thereof or any Second Priority Lien or Third Priority Lien, as applicable.

                    (b)          The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that, after the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, no Third Lien Secured Party or Third Lien Secured Party shall, without the prior written consent of the Second Lien Collateral Agent, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any proceeds thereof or any Third Priority Lien.

                    SECTION 6.03 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

                    SECTION 6.04 Post-Petition Interest. (a) The First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, agrees that no First Lien Secured Party shall oppose or seek to challenge any claim by (i) the Second Lien Collateral Agent or any other Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Second Priority Liens (it being understood and agreed that such value shall be determined taking into account the First Priority Liens, but without regard to the existence of the Third Priority Liens, on the Collateral) or (ii) the Third Lien Collateral Agent or any other Third Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Third Priority Liens (it being understood and agreed that such value shall be determined by taking into account the First Priority Liens and Second Priority Liens on the Collateral) unless such claim is for cash payments of interest during the pendency of any Insolvency or Liquidation Proceeding.

                    (b)          The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that no Second Lien Secured Party shall oppose or seek to challenge any claim by (i) the First Lien Collateral Agent or any other First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the First Priority Liens (it being understood and agreed that such value shall be determined without regard to the existence of the Second Priority Liens or Third Priority Liens on the Collateral) or (ii) the Third Lien Collateral Agent or any other Third Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Third Priority Liens (it being understood and agreed that such value shall be determined by taking into account the First Priority Liens and Second Priority Liens on the Collateral) unless such claim is for cash payments of interest during the pendency of any Insolvency or Liquidation Proceeding.

                    (c)          The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that no Third Lien Secured Party shall oppose or seek to challenge any claim by (i) the First Lien Collateral Agent or any other First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the First Priority Liens (it being understood and agreed that such value shall be determined without regard to the existence of the Second Priority Liens or Third Priority Liens on the Collateral) or (ii) the Second Lien Collateral Agent or any other Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Second Priority Liens (it being understood and agreed that such value shall be determined taking into account the First Priority Liens, but without regard to the existence of the Third Priority Liens, on the Collateral)

                    SECTION 6.05 Certain Waivers by the Second Lien Secured Parties and the Third Lien Secured Parties.

                    (a)          The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, waives any claim any Second Lien Secured Party may hereafter have against any First Lien Secured Party arising out of (a) the election by any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (b) subject to Section 6.01, any cash collateral or financing arrangement, or any grant of a security interest in the Collateral, in any Insolvency or Liquidation Proceeding.

                    (b)          The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, waives any claim any Third Lien Secured Party may hereafter have against any First Lien Secured Party or any Second Lien Secured Party arising out of (a) the election by any First Lien Secured Party or Second Lien Secured Party, as applicable, of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (b) subject to Section 6.01, any cash collateral or financing arrangement, or any grant of a security interest in the Collateral, in any Insolvency or Liquidation Proceeding

                    SECTION 6.06 Certain Voting Matters. Each of the First Lien Collateral Agent on behalf of the First Lien Secured Parties, the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent on behalf of the Third Lien Secured Parties, agrees that, without the consent of the others, it will not seek to vote with any of the others as a single class in connection with any plan of reorganization in any Insolvency or Liquidation Proceeding.

ARTICLE VII
Other Agreements

                    SECTION 7.01 Matters Relating to Note Documents. (a) The First Lien Note Documents may be amended, amended and restated, supplemented or otherwise modified in accordance with their terms without the consent of any Second Lien Secured Party or any Third Lien Secured Party; provided, however, that, without the consent of the Second Lien Required Holders and Third Lien Required Holders, no such amendment, supplement or modification shall (i) contravene any provision of this Agreement, (ii) result in any increase in the aggregate principal amount of Indebtedness outstanding under the First Lien Note Documents, (iii) increase the interest rate under the First Lien Note Documents (excluding increases resulting from the accrual of interest at the default rate applicable under the First Lien Purchase Agreement) or (iv) extend the scheduled maturity date of the Indebtedness under the First Lien Purchase Agreement. Without prejudice to any rights of the Second Lien Note Holders under the Second Lien Purchase Agreement or the rights of the Third Lien Note Holders under the Third Lien Purchase Agreement, Indebtedness under the First Lien Note Documents may be Refinanced if (A) the terms and conditions of such Refinancing Indebtedness are no less favorable in the aggregate to Parent, Company and the other note parties thereunder and to the Second Lien Secured Parties than the terms and conditions of the Indebtedness then outstanding under the First Lien Purchase Agreement, (B) the final maturity and the average life to maturity of such Refinancing Indebtedness is at least equal to that of the Indebtedness then outstanding under the First Lien Purchase Agreement and is no greater than that of the Indebtedness then outstanding under the Second Lien Purchase Agreement and (C) the holders of such Refinancing Indebtedness, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement. For the avoidance of doubt, if conditions (A), (B)

and (C) above are not met, the Indebtedness under the First Lien Note Documents may not be Refinanced without the consent of the Second Lien Required Holders.

                    (b)          Prior to the Discharge of First Lien Obligations, without the prior written consent of the First Lien Required Holders, no Second Lien Note Document may be amended, supplemented or otherwise modified, or entered into, to the extent such amendment, supplement or modification, or the terms of such new Second Lien Note Document, would (i) contravene the provisions of this Agreement, (ii) increase the interest rate under the Second Lien Note Documents (excluding increases resulting from the accrual of interest at the default rate), (iii) change to earlier dates any scheduled dates for payment of principal or of interest on Indebtedness under the Second Lien Note Documents, (iv) change the redemption, prepayment or defeasance provisions set forth in the Second Lien Note Documents in a manner adverse to the First Lien Secured Parties, (v) add to the Second Lien Collateral other than as specifically provided by this Agreement or (vi) otherwise materially increase the obligations of Parent, Company or the other Guarantors thereunder or confer additional rights on the Second Lien Secured Parties in a manner adverse to the First Lien Secured Parties. Without the prior written consent of the Third Lien Required Holders, no Second Lien Note Document may be amended, supplemented or otherwise modified, or entered into, to the extent such amendment, supplement or modification, or the terms of such new Second Lien Note Document, would increase the aggregate principal amount of Indebtedness outstanding under the Second Lien Note Documents to an amount greater than the sum of $126,315,788.40; provided that, prior to the Discharge of First Lien Obligations, no amendment to the Second Lien Note Documents may increase the aggregate principal amount of Indebtedness outstanding under the Second Lien Note Documents. Without prejudice to any rights of the First Lien Note Holders under the First Lien Purchase Agreement or the rights of the Third Lien Note Holders under the Third Lien Purchase Agreement, Indebtedness under the Second Lien Note Documents may be Refinanced if (A) the terms and conditions of such Refinancing Indebtedness are no less favorable in the aggregate to Parent, Company and the other note parties thereunder and to the First Lien Secured Parties than the terms and conditions of the Indebtedness then outstanding under the Second Lien Purchase Agreement, (B) the final maturity and the average life to maturity of such Refinancing Indebtedness is at least equal to that of the Indebtedness then outstanding under the Second Lien Purchase Agreement and (C) the holders of such Refinancing Indebtedness, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement. For the avoidance of doubt, if conditions (A), (B) and (C) above are not met, the Indebtedness under the Second Lien Note Documents may not be Refinanced without the consent of the First Lien Required Holders.

                    (c)          Without the prior written consent of the First Lien Required Holders and the Second Lien Required Holders, no Third Lien Note Document may be amended, supplemented or otherwise modified, or entered into, to the extent such amendment, supplement or modification, or the terms of such new Third Lien Note Document, would (i) contravene the provisions of this Agreement, (ii) increase the interest rate under the Third Lien Note Documents (excluding increases resulting from the accrual of interest at the default rate), (iii) require any cash interest payments or change to earlier dates any scheduled dates for payment of principal or of interest on Indebtedness under the Third Lien Note Documents, (iv) change any default or event of default provisions set forth in the Third Lien Note Documents in a manner adverse to the First Lien Secured Parties or the Second Lien Secured Parties, (v) change the redemption, prepayment or defeasance provisions set forth in the Third Lien Note Documents in a manner adverse to the First Lien Secured Parties or the Second Lien Secured Parties, (vi) add to the Third Lien Collateral other than as specifically provided by this Agreement or (vii) otherwise materially increase the obligations of Parent, Company or the other note parties thereunder or confer additional rights on the Third Lien Secured Parties in a manner adverse to the First Lien Secured Parties or the Second Lien Secured Parties. Without prejudice to any rights of the First Lien Note Holders under the First Lien Purchase Agreement and the Second Lien Note Holders under the Second Lien Purchase Agreement, Indebtedness under the Third Lien Note Documents may be Refinanced if (A) the terms and conditions of such Refinancing Indebtedness are no less favorable in the aggregate to Parent, Company and the other note parties thereunder and to the First Lien Secured Parties and the Second Lien Secured Parties than the terms and conditions of the Indebtedness then outstanding under the Third Lien Purchase Agreement, (B) the final maturity and the average life to maturity of such Refinancing Indebtedness is at least equal to that of the Indebtedness then outstanding under the Third Lien Purchase Agreement and (C) the holders of such Refinancing Indebtedness, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement. For the avoidance of doubt, if conditions (A), (B) and (C) above are not met, the Indebtedness under the Third Lien Note Documents may not be Refinanced without the consent of the First Lien Required Holders and the Second Lien Required Holders.

                    (d)          Parent, Company, Subsidiaries and the Second Lien Collateral Agent agree that the Second Lien Purchase Agreement and each Second Lien Collateral Document shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the First Lien Collateral Agent. Parent, Company, Subsidiaries and the Second Lien Collateral Agent further agree that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Collateral Document covering such Collateral pursuant to this Agreement.

                    (e)          Parent, Company, Subsidiaries and the Third Lien Collateral Agent agree that the Third Lien Purchase Agreement and each Third Lien Collateral Document shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the First Lien Collateral Agent and Second Lien Collateral Agent. Parent, Company, Subsidiaries and the Third Lien Collateral Agent further agree that each Third Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent and Second Lien Collateral Agent may reasonably request to reflect the subordination of such Third Lien Mortgage to the First Lien Collateral Document and Second Lien Collateral Document covering such Collateral pursuant to this Agreement.

                    (f)          In the event that the First Lien Collateral Agent or the other First Lien Secured Parties and the relevant Grantor enter into any amendment, amendment and restatement, supplement, modification, waiver or consent in respect of any of the First Lien Collateral Documents (other than this Agreement), then such amendment, amendment and restatement, supplement, modification, waiver or consent shall apply automatically to any comparable provisions of the applicable Comparable Second Lien Collateral Document and Comparable Third Lien Collateral Document, in each case, without the consent of any Second Lien Secured Party or Third Lien Secured Party and without any action by the Second Lien Collateral Agent, the Third Lien Collateral Agent, Parent, Company or any other Grantor; provided, that (i) no such amendment, modification, waiver or consent shall (A) remove assets subject to the Second Priority Liens or Third Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 3.04 and provided that there is a concurrent release of the corresponding First Priority Liens, (B) amend, modify or otherwise affect the rights or duties of either of the Second Lien Collateral Agent or the Third Lien Collateral Agent without its prior written consent or (C) permit Liens on the Collateral (other than DIP Financing Liens) which are not permitted under the terms of the Second Lien Note Documents or Third Lien Note Documents and (ii) notice of such amendment, amendment and restatement, supplement, modification, waiver or consent shall have been given to each of the Second Lien Collateral Agent and the Third Lien Collateral Agent no later than the tenth Business Day following the effective date of such amendment, amendment and restatement, supplement, modification, waiver or consent.

                    (g)          In the event that the Second Lien Collateral Agent or the other Second Lien Secured Parties and the relevant Grantor enter into any amendment, amendment and restatement, supplement, modification, waiver or consent in respect of any of the Third Lien Collateral Documents (other than this Agreement), then such amendment, amendment and restatement, supplement, modification, waiver or consent shall apply automatically to any comparable provisions of the applicable Comparable Third Lien Collateral Document, in each case, without the consent of any Third Lien Secured Party and without any action by the Third Lien Collateral Agent, Parent, Company or any other Grantor; provided, that (i) no such amendment, amendment and restatement, supplement, modification, waiver or consent shall (A) remove assets subject to the Third Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 3.04 and provided that there is a concurrent release of the corresponding Second Priority Liens, (B) amend, modify or otherwise affect the rights or duties of either of the Third Lien Collateral Agent without its prior written consent or (C) permit Liens on the Collateral (other than DIP Financing Liens) which are not permitted under the terms of the Third Lien Note Documents and (ii) notice of such amendment, amendment and restatement, supplement, modification waiver or consent shall have been given to the Third Lien Collateral Agent no later than the tenth Business Day following the effective date of such amendment, amendment and restatement, supplement, modification, waiver or consent.

                    SECTION 7.02 Effect of Refinancing of Indebtedness under First Lien Note Documents and Second Lien Note Documents.

                    (a)          In the event that, substantially contemporaneously with the Discharge of First Lien Obligations, Company Refinances Indebtedness outstanding under the First Lien Note Documents and provided that (i) such Refinancing is permitted hereby and (ii) Company gives to the Second Lien Collateral Agent and the Third Lien Collateral Agent, at least five days prior to such Refinancing, written notice (the First Lien Refinancing Notice) electing the application of the provisions of this Section 7.02 to such Refinancing Indebtedness, then (A) such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, (B) such Refinancing Indebtedness and all other obligations under the note or loan documents evidencing such Indebtedness (the New First Lien Obligations) shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (C) the purchase agreement and the other note documents evidencing such Refinancing Indebtedness (the New First Lien Note Documents) shall automatically be treated as the First Lien Purchase Agreement and the First Lien Note Documents and, in the case of New First Lien Note Documents that are security documents, as the First Lien Collateral Documents for all purposes of this Agreement and (D) the collateral agent under the New First Lien Note Documents (the New First Lien Collateral Agent) shall be deemed to be the First Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a First Lien Refinancing Notice, which notice shall include the identity of the New First Lien Collateral Agent, the First Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as Company or such New First Lien Collateral Agent may reasonably request in order to provide to the New First Lien Collateral Agent the rights and powers contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. Company shall cause the agreement, document or instrument pursuant to which the New First Lien Collateral Agent is appointed to provide that the New First Lien Collateral Agent agrees to be bound by the terms of this Agreement. In furtherance of Section 2.03, if the New First Lien Obligations are secured by assets of the Grantors that do not also secure the Second Lien Obligations and the Third Lien Obligations, the applicable Grantors shall promptly grant a Second Priority Lien and a Third Priority Lien on such assets to secure the Second Priority Obligations and the Third Lien Obligations, respectively.

                    (b)          In the event that, substantially contemporaneously with the Discharge of Second Lien Obligations, Company Refinances Indebtedness outstanding under the Second Lien Note Documents and provided that (i) such Refinancing is permitted hereby and (ii) Company gives to the Third Lien Collateral Agent, at least five days prior to such Refinancing, written notice (the Second Lien Refinancing Notice) electing the application of the provisions of this Section 7.02 to such Refinancing Indebtedness, then (A) such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, (B) such Refinancing Indebtedness and all other obligations under the note or loan documents evidencing such Indebtedness (the New Second Lien Obligations) shall automatically be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (C) the purchase agreement and the other note documents evidencing such Refinancing Indebtedness (the New Second Lien Note Documents) shall automatically be treated as the Second Lien Purchase Agreement and the Second Lien Note Documents and, in the case of New Second Lien Note Documents that are security documents, as the Second Lien Collateral Documents for all purposes of this Agreement and (D) the collateral agent under the New Second Lien Note Documents (the New Second Lien Collateral Agent) shall be deemed to be the Second Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a Second Lien Refinancing Notice, which notice shall include the identity of the New Second Lien Collateral Agent, the Second Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as Company or such New Second Lien Collateral Agent may reasonably request in order to provide to the New Second Lien Collateral Agent the rights and powers contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. Company shall cause the agreement, document or instrument pursuant to which the New

Second Lien Collateral Agent is appointed to provide that the New Second Lien Collateral Agent agrees to be bound by the terms of this Agreement. In furtherance of Section 2.03, if the New Second Lien Obligations are secured by assets of the Grantors that do not also secure the Third Lien Obligations, the applicable Grantors shall promptly grant a Third Priority Lien on such assets to secure the Third Lien Obligations, respectively.

                    (c)          Prior to the Discharge of First Lien Obligations and Second Lien Obligations, in the event that, substantially contemporaneously with the Discharge of Third Lien Obligations, Company Refinances Indebtedness outstanding under the Third Lien Note Documents and provided that (i) such Refinancing is permitted hereby and (ii) Company gives to the other Collateral Agents, at least five days prior to such Refinancing, written notice (the Third Lien Refinancing Notice) electing the application of the provisions of this Section 7.02 to such Refinancing Indebtedness, then (A) such Discharge of Third Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, (B) such Refinancing Indebtedness and all other obligations under the note or loan documents evidencing such Indebtedness (the New Third Lien Obligations) shall automatically be treated as Third Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (C) the purchase agreement and the other note documents evidencing such Refinancing Indebtedness (the New Third Lien Note Documents) shall automatically be treated as the Third Lien Purchase Agreement and the Third Lien Note Documents and, in the case of New Third Lien Note Documents that are security documents, as the Third Lien Collateral Documents for all purposes of this Agreement and (D) the collateral agent under the New Third Lien Note Documents (the New Third Lien Collateral Agent) shall be deemed to be the Third Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a Third Lien Refinancing Notice, which notice shall include the identity of the New Third Lien Collateral Agent, the Third Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as Company or such New Third Lien Collateral Agent may reasonably request in order to provide to the New Third Lien Collateral Agent the rights and powers contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. Company shall cause the agreement, document or instrument pursuant to which the New Third Lien Collateral Agent is appointed to provide that the New Third Lien Collateral Agent agrees to be bound by the terms of this Agreement. In furtherance of Section 2.03, prior to the Discharge of First Lien Obligations, if the New Third Lien Obligations are secured by assets of the Grantors that do not also secure the First Lien Obligations, the applicable Grantors shall promptly grant a First Priority Lien on such assets to secure the First Lien Obligations. In furtherance of Section 2.03, prior to the Discharge of Second Lien Obligations, if the New Third Lien Obligations are secured by assets of the Grantors that do not also secure the Second Lien Obligations, the applicable Grantors shall promptly grant a Second Priority Lien on such assets to secure the Second Lien Obligations.

                    SECTION 7.03 No Waiver by First Lien Secured Parties.

                    (a)          Other than with respect to the Second Lien Permitted Actions and Third Lien Permitted Actions, nothing contained herein shall prohibit or in any way limit the First Lien

Collateral Agent or any other First Lien Secured Party from opposing, challenging or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken, or any claim made, by the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party, including any request by the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party for adequate protection or any exercise by the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party of any of its rights and remedies under the Second Lien Note Documents or the Third Lien Note Documents, as applicable, or otherwise.

                    (b)          Other than with respect to the Third Lien Permitted Actions, nothing contained herein shall prohibit or in any way limit the Second Lien Collateral Agent or any other Second Lien Secured Party from, after the Discharge of First Lien Obligations has occurred, opposing, challenging or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken, or any claim made, by the Third Lien Collateral Agent or any other Third Lien Secured Party, including any request by the Third Lien Collateral Agent or any other Third Lien Secured Party for adequate protection or any exercise by the Third Lien Collateral Agent or any other Third Lien Secured Party of any of its rights and remedies under the Third Lien Note Documents or otherwise; provided, however, that the Third Lien Collateral Agent and any other Third Lien Secured Party shall not be entitled to request any cash payments of interest during the pendency of any Insolvency or Liquidation Proceeding without the consent of the First Lien Collateral Agent and the Second Lien Collateral Agent.

                    SECTION 7.04 Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations or the Second Lien Obligations previously made shall be rescinded for any reason whatsoever, then the First Lien Obligations or the Second Lien Obligations, as applicable, shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties provided for herein.

                    SECTION 7.05 Further Assurances. Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the First Lien Collateral Agent, the Second Lien Collateral Agent or the Third Lien Collateral Agent may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein. In the event that any person becomes a Guarantor after the date hereof, the Grantors party hereto shall cause such Guarantor to become a party hereto and execute and deliver to Collateral Agents a counterpart of this Agreement.

ARTICLE VIII
Representations and Warranties

                    SECTION 8.01 Representations and Warranties of Each Party. Each Collateral Agent represents and warrants to the other parties hereto as follows:

                    (a)          Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.

                    (b)          This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally or by equitable principles relating to enforceability.

                    (c)          The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any governmental authority or any provision of any indenture, agreement or other instrument binding upon such party.

ARTICLE IX
No Reliance; No Liability; Obligations Absolute

                    SECTION 9.01 No Reliance; Information. Each Collateral Agent, for itself and on behalf of the respective other Secured Parties, acknowledges that (a) the respective Secured Parties have, independently and without reliance upon, (i) in the case of the First Lien Secured Parties, any Second Lien Secured Party or Third Lien Secured Party, (ii) in the case of the Second Lien Secured Parties, any First Lien Secured Party or Third Lien Secured Party, and (iii) in the case of the Third Lien Secured Parties, any First Lien Secured Party or Second Lien Secured Party, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Note Documents to which they are party and (b) the respective Secured Parties will, independently and without reliance upon, (i) in the case of the First Lien Secured Parties, any Second Lien Secured Party or Third Lien Secured Party, (ii) in the case of the Second Lien Secured Parties, any First Lien Secured Party or Third Lien Secured Party, and (iii) in the case of the Third Lien Secured Parties, any First Lien Secured Party or Second Lien Secured Party, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Note Document to which they are party. Each of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties shall have no duty to disclose to any other Secured Party, any information relating to the Parent, Company or any of the Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the Obligations, that is known or becomes known to any of them or any of their Affiliates. In the event any First Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other Secured Party, it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

                    SECTION 9.02 No Warranties or Liability. (a) Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the Third Lien Collateral Agent nor any other Third Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Third Lien Note Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the First Lien Collateral Agent nor any other First Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Note Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the Second Lien Collateral Agent nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Note Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

                    (b)          Each of the Second Lien Collateral Agent and the other Second Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties shall have no express or implied duty to the First Lien Collateral Agent or any other First Lien Secured Party, and each of the First Lien Collateral Agent and the other First Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties shall have no express or implied duty to the Second Lien Collateral Agent or any other Second Lien Secured Party, and each of the First Lien Collateral Agent and the other First Lien Secured Parties, and the Second Lien Collateral Agent and the other Second Lien Secured Parties shall have no express or implied duty to the Third Lien Collateral Agent or any other Third Lien Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any First Lien Note Document, any Second Lien Note Document and any Third Lien Note Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

                    (c)          The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that no First Lien Secured Party shall have any liability to the Second Lien Collateral Agent or any other Second Lien Secured Party, and hereby waives any claim against any First Lien Secured Party, arising out of any and all actions which the First Lien Collateral Agent or the other First Lien Secured Parties may take or permit or omit to take with respect to (i) the First Lien Note Documents (other than this Agreement), (ii) the collection of the First Lien Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral. The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that no First Lien Secured Party or Second Lien Secured Party shall have any liability to the Third Lien Collateral Agent or any other Third Lien Secured Party, and hereby waives any claim against any First Lien Secured Party or Second Lien Secured Party, arising out of any and all actions which the First Lien Collateral Agent or the other First Lien Secured Parties, or the Second Lien Collateral agent or the Second Lien Secured Parties may take or permit or omit to take with respect to (i) the First Lien Note Documents or the Second Lien Note Documents (other than this Agreement), as applicable, (ii) the collection of the First Lien Obligations or the Second Lien Obligations, as applicable, or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

                    SECTION 9.03 Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the First Lien Collateral Agent and the other First Lien Secured Parties, the Second Lien Collateral Agent and the other Second Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties shall remain in full force and effect irrespective of:

                    (a)          any lack of validity or enforceability of any Note Document;

                    (b)          any change in the time, place or manner of payment of, or in any other term of (including, subject to the limitations set forth in Section 7.01, the Refinancing of), all or any portion of the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, it being specifically acknowledged that a portion of the First Lien Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

                    (c)          any change in the time, place or manner of payment of, or, subject to the limitations set forth in Section 7.01(a), in any other term of, all or any portion of the First Lien Obligations, Second Lien Obligations or Third Lien Obligations;

                    (d)          any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Note Document;

                    (e)          the securing of any First Lien Obligations, Second Lien Obligations or Third Lien Obligations with any additional collateral or Guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any Guarantee securing any First Lien Obligations Second Lien Obligations or Third Lien Obligations; or

                    (f)          any other circumstances that otherwise might constitute a defense available to, or a discharge of, Parent, Company or any Guarantor in respect of the First Lien

Obligations, the Second Lien Obligations or this Agreement, or any of the Second Lien Secured Parties or Third Lien Secured Parties in respect of this Agreement.

ARTICLE X
Miscellaneous

                    SECTION 10.01 Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or by nationally recognized overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

                    (a)          if to Parent, Company or any Guarantor, to it at 12670 High Bluffs Drive, San Diego, CA 92130, Attention: Frank Cassou Esq. (Fax No.: (858) 480-3112), with a copy to Weil Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153-0119, Attention: Marita Makinen, Esq.;

                    (b)          if to the First Lien Collateral Agent, Second Lien Collateral Agent or Third Lien Collateral Agent, to The Bank of New York Mellon at 600 East Las Colinas Blvd., Suite 1300, Irving, Texas, 75039, Attention: Bob Hingston/Risk Management, with a copy to McGuire, Craddock & Strother, P.C., 500 North Akard, Suite 3550, Dallas, Texas 75210, Attention: Jonathan Thalheimer, Esq.

                    All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or by nationally recognized overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01. As agreed to among Parent, Company and any Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

                    SECTION 10.02 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the other Note Documents, the provisions of this Agreement shall control.

                    SECTION 10.03 Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, hereby waives, as applicable, any and all rights the Second Lien Secured Parties and the Third Lien Secured Parties may now or hereafter have under applicable law to revoke this Agreement or any of the provisions of this Agreement.

                    SECTION 10.04 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                    SECTION 10.05 Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.05, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                    (b)          Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First Lien Collateral Agent, the Second Lien Collateral Agent and the Third Lien Collateral Agent; provided that no such agreement shall amend, modify or otherwise affect the rights or obligations of any Grantor without such persons prior written consent.

                    SECTION 10.06 Subrogation. The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby waives any rights of subrogation it or they may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred; provided, however, that, as between Parent, Company and the other Grantors, on the one hand, and the Second Lien Secured Parties, on the other hand, any such payment that is paid over to the First Lien Collateral Agent pursuant to this Agreement shall be deemed not to reduce any of the Second Lien Obligations unless and until the Discharge of First Lien Obligations shall have occurred and the First Lien Collateral Agent delivers any such payment to the Second Lien Collateral Agent. The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, hereby waives any rights of subrogation it or they may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred; provided, however, that, as between Parent, Company and the other Grantors, on the one hand, and the Third Lien Secured Parties, on the other hand, any such payment that is paid over to the First Lien Collateral Agent or the Second Lien Collateral Agent pursuant to this Agreement shall be deemed not to reduce any of the Third Lien Obligations unless and until the Discharge of First Lien Obligations and Discharge of Second Lien Obligations shall have occurred and the First Lien Collateral Agent or the Second Lien Collateral Agent delivers any such payment to the Third Lien Collateral Agent.

                    SECTION 10.07 Applicable Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                    (b)          Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

                    (c)          Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                    (d)          Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                    SECTION 10.08 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.08.

                    SECTION 10.09 Parties in Interest; Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, Second Lien Secured Parties and Third Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other person shall have or be entitled to assert rights or benefits hereunder.

                    (b)          As a condition to any Person becoming a successor First Lien Collateral Agent, the First Lien Note Holders shall cause such successor First Lien Collateral Agent to promptly execute a counterpart to this Agreement. As a condition to any Person becoming a successor Second Lien Collateral Agent, the Second Lien Note Holders shall cause such successor Second Lien Collateral Agent to promptly execute a counterpart to this Agreement. As a condition to any Person becoming a successor Third Lien Collateral Agent, the Third Lien Note Holders shall cause such successor Third Lien Collateral Agent to promptly execute a counterpart to this Agreement.

                    (c)          As a condition to any Person becoming a Second Lien Note Holder, each Second Lien Note Holder shall cause its respective successors or assigns that become Second Lien Note Holders subsequent to the date hereof to promptly execute a counterpart to this Agreement. As a condition to any Person becoming a Third Lien Note Holder, each Third Lien Note Holder shall cause its respective successors or assigns that become Third Lien Note Holders subsequent to the date hereof to promptly execute a counterpart to this Agreement.

                    SECTION 10.10 Specific Performance. Each Collateral Agent may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.

                    SECTION 10.11 Headings. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                    SECTION 10.12 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                    SECTION 10.13 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights among the First Lien Secured Parties, the Second Lien Secured Parties, and the Third Lien Secured Parties. None of Parent, Company, any other Grantor, any Guarantor or any other creditor thereof shall have any rights or obligations, except as expressly provided in this Agreement, hereunder. Nothing in this Agreement is intended to or shall impair the obligations of Parent, Company or any other Grantor or any Guarantor, which are absolute and unconditional, to pay the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations as and when the same shall become due and payable in accordance with their terms.

                    SECTION 10.14 Control Agent. (a) Parent, Company and each Guarantor hereby grants to the Control Agent, for the benefit of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties, a security interest in all of their respective Deposit Accounts and all proceeds thereof now owned or at any time hereafter acquired by Parent, Company or such Guarantor or in which Parent, Company or such Guarantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all First Lien Obligations, Second Lien Obligations and Third Lien Obligations.

                    (b)          The First Lien Collateral Agent, on behalf of each of the First Lien Secured Parties, hereby appoints BONY as the agent (the Control Agent) for the First Lien Collateral Agent for the benefit of each of the First Lien Secured Parties (and also acknowledges that the Control Agent will act for the benefit of each of the Second Lien Secured Parties and the Third Lien Secured Parties) for purposes of obtaining and perfecting any Lien on any Deposit Accounts of Parent, Company and the Guarantors. The Second Lien Collateral Agent, on behalf of each of the Second Lien Secured Parties, hereby appoints BONY as the Control Agent for the Second Lien Collateral Agent for the benefit of each of the Second Lien Secured Parties (and also acknowledges that the Control Agent will act as agent for the benefit of each of the First Lien Secured Parties and the Third Lien Secured Parties) for purposes of obtaining and perfecting any Lien on any Deposit Accounts of Parent, Company and the Guarantors. The Third Lien Collateral Agent, on behalf of each of the Third Lien Secured Parties, hereby appoints BONY as the Control Agent for the Third Lien Collateral Agent for the benefit of each of the Third Lien Secured Parties (and also acknowledges that the Control Agent will act as agent for the benefit of each of the First Lien Secured Parties and the Second Lien Secured Parties) for purposes of obtaining and perfecting any Lien on any Deposit Accounts of Parent, Company and the Guarantors. The Control Agent hereby accepts such appointment.

                    (c)          If at any time, BONY ceases to act as First Lien Collateral Agent in accordance with Section 9.5 of the First Lien Purchase Agreement, the successor First Lien Collateral Agent appointed thereunder shall be appointed successor Control Agent hereunder and shall be entitled to all indemnifications and exculpations contained in any of the First Lien Note Documents, the Second Lien Note Documents or the Third Lien Note Documents, provided that, (i) upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall provide notice to any depository bank party to a Control Agreement of its resignation as Control Agent and (x) so long as the Discharge of Second Lien Obligations has not occurred, shall appoint Second Lien Collateral Agent as successor Control Agent under each such Control Agreement, and from and after such Discharge of First Lien Obligations, the Second Lien Collateral Agent shall be Control Agent hereunder, or (y) after the Discharge of Second Lien Obligations has occurred, shall appoint Third Lien Collateral Agent as successor Control Agent under each such Control Agreement, and from and after such Discharge of First Lien Obligations, the Third Lien Collateral Agent shall be Control Agent hereunder, and (ii) so long as the Discharge of First Lien Obligations has occurred, upon the Discharge of Second Lien Obligations, the Second Lien Collateral Agent shall provide notice to any depository bank party to a Control Agreement of its resignation as Control Agent and shall appoint Third Lien Collateral Agent as successor Control Agent under each such Control Agreement, and from and after such Discharge of Second Lien Obligations, the Third Lien Collateral Agent shall be Control Agent hereunder. Notwithstanding the foregoing, (i) any resigning Control Agent shall continue to be Control Agent under any Control Agreement (but shall have no duties, responsibilities or liabilities and shall be Control Agent solely for purposes of maintaining perfection of Liens securing the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations) until a successor Control Agent executes a counterpart or equivalent thereof to such Control Agreement accepting such appointment, and (ii) no Control Agent shall deliver any notice terminating any Control Agreement until each of the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations and Discharge of Third Lien Obligations has occurred.

                    SECTION 10.15 Collateral Agent Role. Notwithstanding anything herein to the contrary, the First Lien Collateral Agents duties under this Agreement are administrative only and it shall not be required under any circumstances to exercise discretion in the performance of its duties hereunder but shall be required to act or to refrain from acting upon instructions from the First Lien Required Holders and shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with such instructions or pending instructions. Notwithstanding anything herein to the contrary, the Second Lien Collateral Agents duties under this Agreement are administrative only and it shall not be required under any circumstances to exercise discretion in the performance of its duties hereunder but shall be required to act or to refrain from acting upon instructions from the Second Lien Required Holders and shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with such instructions or pending instructions. Notwithstanding anything herein to the contrary, the Third Lien Collateral Agents duties under this Agreement are administrative only and it shall not be required under any circumstances to exercise discretion in the performance of its duties under but shall be required to act or to refrain from acting upon instructions from the Third Lien Required Holders and shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with such instructions or pending instructions. The Secured Parties understand and agree that the Collateral Agents hereunder are not administering any of the Purchase Agreements and with respect to the Discharge of First Lien Obligations or the Discharge of Second Lien Obligations or with respect to any other matter contained herein cannot represent and warrant or otherwise attest to the performance of any parties of any obligations contained therein. Each Secured Party hereunder hereby (i) acknowledges that BONY is acting hereunder in multiple capacities and for multiple parties and (ii) waives any conflict of interest, now contemplated or hereafter arising, in connection therewith and agrees not to assert against BONY any claims, causes of action, damages or liabilities of whatever kind or nature relating thereto.

[Remainder of this page intentionally left blank]

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NEXTWAVE WIRELESS LLC
NEXTWAVE WIRELESS INC.
AWS WIRELESS INC.
IP WIRELESS INC.
NEXTWAVE BROADBAND INC.
NW SPECTRUM CO.
WCS WIRELESS LICENSE SUBSIDIARY, LLC

By:	/s/ George Alex

George Alex
Executive Vice President and Chief Financial
Officer

PACKETVIDEO CORPORATION

By:	/s/ George Alex

Name: George Alex
Title: Senior Vice President

Intercreditor Agreement

AVENUE AIV US, L.P.

By: Avenue AIV US Genpar, LLC, its General Partner

By:	/s/ Sonia Gardner

Name: Sonia Gardner
Title: President and Managing Partner

AVENUE INVESTMENTS, L.P.

By: Avenue Partners, LLC, its General Partner

By:	/s/ Sonia Gardner

Name: Sonia Gardner
Title: President and Managing Partner

AVENUE INTERNATIONAL MASTER L.P.

By: Avenue International Master Fund Genpar, Ltd., its General Partner

By:	/s/ Sonia Gardner

Name: Sonia Gardner
Title: President and Managing Partner

AVENUE SPECIAL SITUATIONS FUND IV, L.P.

By: Avenue Capital Partners IV, LLC, its General Partner
By: GL Partners IV, LLC, its Managing Member

By:	/s/ Sonia Gardner

Name: Sonia Gardner
Title: President and Managing Partner

Intercreditor Agreement

AVENUE CDP GLOBAL OPPORTUNITIES FUND L.P.

By: Avenue Global Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner

Name: Sonia Gardner
Title: President and Managing Partner

Intercreditor Agreement

SOLA LTD

By:	/s/ Christopher Pucillo

Name: Christopher Pucillo
Title: Director

SOLUS CORE OPPORTUNITIES FUND LTD

By:	/s/ Christopher Pucillo

Name: Christopher Pucillo
Title: Director

Intercreditor Agreement

THE BANK OF NEW YORK MELLON, as First Lien Collateral Agent, Second Lien Collateral Agent and Third Lien Collateral Agent

By:	/s/ Robert D. Hingston

Name: Robert D. Hingston
Title: Vice President

Intercreditor Agreement

ANNEX I

Provision for the Second Lien Purchase Agreement

Reference is made to the Intercreditor Agreement dated as of October 9, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the Intercreditor Agreement), among Company, Parent, the subsidiaries of Company party thereto, The Bank of New York Mellon, as First Lien Collateral Agent (as defined therein), The Bank of New York Mellon, as Second Lien Collateral Agent (as defined therein), and The Bank of New York Mellon, as Third Lien Collateral Agent (as defined therein). Each Note Holder hereunder (a) acknowledges that it has received a copy of the Intercreditor Agreement, (b) consents to the payment and lien subordination provided for in the Intercreditor Agreement, (c) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) authorizes and instructs the Collateral Agent to enter into the Intercreditor Agreement as Collateral Agent and on behalf of such Note Holder. The foregoing provisions are intended as an inducement to the note holders under the First Lien Purchase Agreement to extend credit to Company and such note holders are intended third party beneficiaries of such provisions. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.

Provision for the Third Lien Purchase Agreement

Reference is made to the Intercreditor Agreement dated as of October 9, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the Intercreditor Agreement), among Parent, Company, the subsidiaries of Companies party thereto, The Bank of New York Mellon, as First Lien Collateral Agent (as defined therein), The Bank of New York Mellon, as Second Lien Collateral Agent (as defined therein), and The Bank of New York Mellon, as Third Lien Collateral Agent (as defined therein). Each Note Holder hereunder (a) acknowledges that it has received a copy of the Intercreditor Agreement, (b) consents to the payment and lien subordination provided for in the Intercreditor Agreement, (c) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) authorizes and instructs the Collateral Agent to enter into the Intercreditor Agreement as Collateral Agent and on behalf of such Note Holder. The foregoing provisions are intended as an inducement to the note holders under the First Lien Purchase Agreement and the note holders under the Second Lien Purchase Agreement to extend credit to Parent and such note holders are intended third party beneficiaries of such provisions. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.

Annex I-1

Provision for the Second Lien Collateral Documents and Third Lien Collateral Documents

Reference is made to the Intercreditor Agreement dated as of October 9, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the Intercreditor Agreement), among Company, Parent, the subsidiaries of Company party thereto, The Bank of New York Mellon, as First Lien Collateral Agent (as defined therein), The Bank of New York Mellon, as Second Lien Collateral Agent (as defined therein), and The Bank of New York Mellon, as Third Lien Collateral Agent (as defined therein). Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.

Annex I-2

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TABLE OF CONTENTS
(continued)

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